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Exhibit 10.5



                         WIRELESS XCESSORIES GROUP, INC.

                             STOCK OPTION AGREEMENT


     Pursuant to the Wireless Xcessories Group, Inc. 1995 Stock Option Plan (the "Plan"), the Board of Directors has granted an option to purchase shares of Common Stock of Wireless Xcessories Group, Inc. as follows:

         Name and Address
         of Optionee:



         Position of
         Optionee:


         Date of Grant:



         Type of Option:



         Number of shares
         subject to Option:


         Exercise Price:



         Vesting Dates:


         Expiration Date:

                                       1

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     The option is subject to all the terms and conditions of the Plan, a copy of which has been delivered to Optionee.

     By signing this Agreement, Optionee acknowledges receipt of a copy of the Plan and agrees to be bound by its terms.




OPTIONEE:


_____________________________
Name:



WIRELESS XCESSORIES GROUP, INC.


By: _____________________________
    Name:

    Title:


Date:


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